Exhibit 10.47

                               FIRST AMENDMENT TO
                             BUSINESS LOAN AGREEMENT

      This First Amendment ("Amendment") is made as of the 7th day of October, 2002, by and among FIRST AMERICAN BANK ("Bank") and GREENMAN TECHNOLOGIES OF IOWA, INC. ("Borrower") and GREENMAN TECHNOLOGIES, INC. ("Guarantor") pursuant to the Business Loan Agreement dated April 4, 2002 by and among the parties ("Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning as set forth in the Agreement.

                                    RECITALS:

      WHEREAS, the Bank, Borrower and Guarantor previously executed the Agreement dated April 4, 2002 for the purpose of the Borrower to acquire the assets of the Des Moines, Iowa tire shredding operations of Utah Tire Recyclers, Inc.;

      WHEREAS, the Borrower desires to borrow additional monies from Bank in the amount described below to facilitate the acquisition by Borrower of equipment, including installation expenses for its new tire shredding line; and

      WHEREAS, Bank is willing to loan additional monies to Borrower subject to the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

I.    Loan

      A.    Draw Note.

            Subject to the terms and conditions of this Amendment, the Bank agrees to lend to the Borrower from time to time during the term of this Amendment, for the purchase and installation of new tire shredding equipment, amounts at any one time outstanding not to exceed Eight Hundred Sixty-Four Thousand Two Hundred Dollars ($864,200.00) ("Maximum Draw Credit"). Borrower may from time to time draw under this Loan during the term of this Amendment, but may not re-borrow any amounts. Interest and principal payments shall be payable on the date and in the manner set forth in the Variable Rate Draw Note ("Draw Note"). Upon maturity of the

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            Draw Note, any unpaid balance shall be added to the unpaid principal and interest balance of the $1,185,000 Term Note to create a new term note with a fully amortized term of five years.

      B.    Closing Fees.

            Concurrently with the execution and delivery of this Amendment, and as a condition to the making of the Loan hereunder by Bank, Borrower shall pay to Bank in cash or other immediately available funds, a non-refundable commitment fee in the amount of Three Thousand Dollars ($3,000).

II.   Affirmative Covenants

      From the date of this Amendment and thereafter until all Indebtedness of the Borrower to the Bank is paid in full, Borrower agrees it will and Guarantor shall cause Borrower to:

      A. Payment on $1,185,000 Term Loan. Upon the sale of the used tire shredding equipment to be replaced, whether in a single or several transactions, Borrower shall immediately pay Bank the entire sale proceeds to be applied to the $1,185,000 Term Loan in accordance with its terms and conditions.

III.  Events of Default

      A. Cross Default. Any event of default under the Agreement shall constitute a default hereunder. Further, any event of default under this Amendment, Loan, Note or Security Document shall constitute a default under the Agreement.

IV.   Miscellaneous

      A. Costs. Borrower shall be responsible for all "out-of-pocket" costs associated with this transaction. "Out-of-pocket" costs shall include UCC-1 searches and filing fees. Out-of-pocket costs shall not exceed $250.

      B. Notice. Any notice to Borrower or Guarantor shall be in writing and addressed as follows:

                  Mark T. Maust, President
                  GreenMan Technologies of Iowa, Inc.
                  12498 Wyoming Avenue South


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                  Savage, Minnesota 55378

      C. Incorporation, Ratification. Except as modified by this Amendment, all terms of the Agreement are incorporated herein by this reference and remain the same. The Agreement is hereby in all respects ratified and affirmed and shall remain in full force and effect.

                                    IMPORTANT

READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN AMENDMENT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AMENDMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

Borrower and Guarantor warrant that they have received a copy of this Amendment and further state that Borrower and Guarantor understand fully the terms and conditions described herein.

BANK:                                    BORROWER:

FIRST AMERICAN BANK
12333 University Avenue                  GREENMAN TECHNOLOGIES OF IOWA, INC.
P.O. Box 71156                           1914 East Euclid Avenue
Des Moines, IA 50325-0156                Des Moines, IA 50313


By:                                      By:
     --------------------------------        --------------------------
     Scott Geadelmann, Vice President         Mark T. Maust, President

                                         GUARANTOR:

                                         GREENMAN TECHNOLOGIES, INC.
                                         7 Kimball Lane, Building A
                                         Linnfield, MA 01940


                                         By:
                                             -------------------------------
                                              Mark T. Maust, Vice President


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